                          SIGNATURE INNS, INC.
                     250 East 96th Street, Suite 450
                         Indianapolis, IN 46240

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD MAY 16, 1995

TO THE SHAREHOLDERS OF
SIGNATURE INNS, INC.

      Notice is hereby given that the annual meeting of the shareholders of Signature Inns, Inc. (the "Company"), will be held at the Ritz Charles, 12156 North Meridian Street, Carmel, Indiana 46032, on Tuesday, May 16, 1995, at 2:00 p.m., Local Time for the following purposes:

      1. To elect three directors for three (3) year terms.

      2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the year ending December
31, 1995.

      3. To consider and transact such other business as may properly come before the meeting, or any adjournments thereof.

      The Board of Directors has fixed the close of business on Tuesday, April 4, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof. Only shareholders of record at the close of business on that date will be entitled to vote. Holders of shares of the Company's common stock as of that date are entitled to elect three directors and to vote upon all other matters to be presented at the meeting.

      A form of proxy, being solicited by management on behalf of the Board of Directors, is enclosed.

      All shareholders are cordially invited to attend the annual meeting. The Board of Directors requests, however, that whether or not you plan to attend the meeting, you sign your proxy and mail it promptly in the enclosed postage guaranteed envelope. If you do attend the meeting, you may, of course, vote your shares even though you have sent in your proxy; or, if, at any time prior to actual exercise, you desire to revoke your proxy, you may do so.

                                    By Order of the Board of Directors,



                                    DAVID R. MILLER, Secretary

April 13, 1995



       PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD
         PROMPTLY IN THE ENCLOSED POSTAGE GUARANTEED ENVELOPE

                        SIGNATURE INNS, INC.
                   250 EAST 96TH STREET, SUITE 450
                     INDIANAPOLIS, INDIANA 46240
                        _____________________

                           PROXY STATEMENT

                 FOR ANNUAL MEETING OF SHAREHOLDERS

                            MAY 16, 1995

                       _____________________

                            INTRODUCTION

      This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders of Signature Inns, Inc. (the "Company") on or about April 14, 1995, and are being furnished in connection with management's solicitation of proxies to be used at the annual meeting of shareholders to be held Tuesday, May 16, 1995, at the time and place and for the purposes of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying and, by this reference, constituting a part of this Proxy Statement.

      Any shareholder who executes and returns a proxy may revoke the same at any time prior to the voting thereof by filing a written revocation with the Secretary of the Company, by submitting another duly executed proxy with a later date or by attending the meeting and requesting the return of his proxy from the Secretary prior to the vote.

      The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company without extra compensation. The Company will also reimburse brokerage houses, custodians, nominees and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

      The Annual Report to Shareholders for the year ended
December 31, 1994, accompanies this proxy statement.


         VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN
              BENEFICIAL OWNERS AND MANAGEMENT HOLDERS

      Only shareholders of record at the close of business on Tuesday, April 4, 1995, will be entitled to vote at the annual meeting. On that date, there were outstanding 7,783,827 shares of common stock of the Company. Each share of common stock is entitled to one vote with respect to the election of three directors and with respect to each other matter submitted to a vote at the meeting. Assuming that a quorum (i.e., holders of a majority of the total shares outstanding) is present at the meeting in person or by proxy, directors will be elected and other matters decided upon by an affirmative vote of the holders of record of a majority of the Shares present or represented by proxy at the meeting.

      Set forth in the following table are the beneficial holdings as of April 4, 1995, of the Company's common stock of each of the current directors of the Company and nominees for director, which group includes each person known to the Company who may be deemed to own more than 5% of the Company's common stock and all directors and officers as a group:

             BENEFICIAL HOLDINGS OF DIRECTORS, NOMINEES,
                    AND NAMED EXECUTIVE OFFICERS
                                          Amount & Nature
Name of                 Title             of Beneficial        Percent
Beneficial Owner        Of Class          Ownership (1)        Of Class
________________        ________          _______________      ________
John D. Bontreger       Common Stock      1,515,400 (2)        19.40%
                        no par value

Mark D. Carney          "                 443,000 (3)          5.67%

Bo L. Hagood            "                 435,915 (4)          5.58%

David R. Miller         "                 309,500 (5)          3.96%

Orus E. Weaver          "                 109,710 (6)          1.40%

George A. Morton        "                 102,000 (7)          1.31%

Richard E. Shank        "                 99,997 (8)           1.28%

Richard L Russell       "                 60,000 (9)           0.77%

All directors, and                        3,200,522            40.98%
Executive Officers as
a group (includes 10
persons)

<F1>
     (1) Information with respect to beneficial ownership is based upon information supplied by each shareholder.

<F2>
     (2) Mr. Bontreger owns all shares in his name of record and has sole voting and investment power over such shares.

<F3>
     (3) Mr. Carney owns all shares in his name of record and has sole voting and investment power over such shares.

<F4>
     (4) Mr. Hagood own all shares in his name of record and has sole voting and investment power over such shares. Mr. Hagood's beneficial ownership includes options granted to him on October
1, 1989, pursuant to the Company's Incentive Stock Option Plan, to purchase 10,000 shares of the Company's Common Stock at a purchase price of $3.25 per share, exercisable between October 1, 1992, and the termination of the options (not later than September 30, 1995).

<F5>
     (5) Mr. Miller holds all shares jointly with his wife, with whom he shares voting and investment power over such shares. Mr. Miller's beneficial ownership includes options granted to him on October 1, 1989, pursuant to the Company's Incentive Stock Option Plan to purchase 10,000 shares of the Company's Common Stock at a purchase price of $3.25 per share, exercisable between October 1, 1992, and the termination of the options (not later than September 30, 1995).

<F6>
     (6) Mr. Weaver holds 108,500 shares in his name of record and has sole voting and investment power over such shares and 1,210 shares jointly with his wife with whom he shares voting and investment power over such shares.

<F7>
     (7) Mr. Morton holds 62,000 shares in his name of record and has sole voting and investment power over such shares and 40,000 shares are owned by trusts of which his wife is the trustee with investment power over such shares.

<F8>
     (8) Mr. Shank holds all shares as a joint tenant with his wife, with whom he shares voting and investment power over all such shares.

<F9>
     (9) Mr. Russell holds all shares as a joint tenant with his wife, with whom he shares voting and investment power over all such shares.

           OPERATING MANAGEMENT'S EQUITY COMMITMENT,
     AND MANAGEMENT'S PURCHASE OF COMMON SHARES IN APRIL 1994

      In late 1993, the Company underwent a major debt restructuring and refinancing, under the terms of which Bank One, Indianapolis, N.A. ("Bank One") provided $2,500,000 of "senior" debt financing, and Banc One Capital Partners II ("BOCP II") provided an additional $1,800,000 of "subordinated" debt financing (hereinafter referred to together as the "Bank One Refinancing"), which funds were used (along with approximately $1,700,000 of funds derived from a combination of proceeds from the sale of two Company-owned hotels and from the Company's general cash reserves) to pay off, at a discount, approximately $20,000,000 of debt then owed to NBD Bank, N.A. The net effect of the Bank One Refinancing was to restore the Company's solvency.

      As a condition of the 1993 Bank One Refinancing, "Operating Management," consisting of Messrs. Bontreger, Hagood, Carney, Miller, Martin D. Brew and Paul A. (Pat) Taylor (Executive Director of Franchising and Real Estate), were required to make a commitment to invest a minimum of $500,000 in equity capital in the Company ("Management's Equity Commitment"). Management's Equity Commitment was set forth in an Escrow Agreement dated December 16, 1993, among the Company, BOCP II and Bank One.
Under the terms of that agreement, those officers severally undertook and committed (subject to the Company's compliance with applicable securities laws) to execute and deliver to the Company subscription agreements for the purchase of the Company's shares at a purchase price equal to the subscription price (namely, $ .20 per share) to be paid by public investors in a planned "Rights Offering" to shareholders of the Company. To ensure that Management's Equity Commitment would be satisfied, the Escrow Agreement required the Management Holders to deposit with the Escrow Agent the sum of $225,000.

      Immediately prior to the Company's planned "Rights Offering" to its shareholders on April 7, 1994, Operating Management performed its commitment and purchased the number of shares at the aggregate purchase prices shown on the table below:

                 PRIVATE PLACEMENT SHARES PURCHASED
                IN APRIL 1994 BY OPERATING MANAGEMENT
              PURSUANT TO MANAGEMENT'S EQUITY COMMITMENT
                        Number of
                        Shares Held       Number of               Aggregate      Number of
                        Before            Shares Purchased        Price for      Shares Held
Name                    Purchase          at $.20 Per Share       the Shares     Following Purchase
____                    ___________       _________________       __________     __________________
John D. Bontreger       498,400           1,017,000               $203,400       1,515,400

Bo L. Hagood                150             425,750                 85,150         425,900

Mark D. Carney            3,000             440,000                 88,000         443,000

David R. Miller           8,250             291,250                 58,250         299,500

Paul A. Taylor              100             250,500                 50,100         250,600

Martin D. Brew                0             125,000                 25,000         125,000
                        _______           _________               ________       _________
Total                   509,900           2,549,500               $509,900       3,059,400
                        =======           =========               ========       =========

      Operating Management was required to pay in cash at the time of its purchases a total of $231,400. The $278,500 balance of the subscriptions is represented by recourse promissory notes which were executed by Operating Management in favor of the Company. The term of the notes is three years and the final maturity date of the notes is April 7, 1997. The notes bear interest at 6.0% per annum (a rate equal to the prime rate of Bank One, Indianapolis, N.A. on the date the notes were executed), which interest shall be payable with each principal installment. The principal amount of the notes is due in three installments, with 25% of the principal coming due on each of the first and second anniversaries of the notes and with the remaining unpaid principal balances (i.e., 50%) becoming due on the third anniversary of the notes. The following table discloses the cash payments made and the initial note balances owed by Operating Management in connection with its purchase of shares:

              OPERATING MANAGEMENT'S SCHEDULE OF PROMISSORY
            NOTE PAYMENTS FOR SHARES PURCHASED IN APRIL 1994
                           Initial Principal
                           Cash Payments at              Balances of
Name                       Time of Subscription          Promissory Notes
____                       ____________________          ________________
John D. Bontreger          $117,400                       86,000
Bo L. Hagood                  6,000                       79,150
Mark D. Carney               56,000                       32,000
David R. Miller              25,000                       33,250
Paul A. Taylor               20,000                       30,100
Martin D. Brew                7,000                       18,000
                           ________                      _______
Total                      $231,400                      278,500
                           ========                      =======

     Operating Management also was required to execute a Stock Escrow Agreement, under the terms of which Operating Management was required to deposit with the escrow agent all certificates
      evidencing shares issued by the Company in connection with
Management's Equity Commitment ("Shares") to be held by the escrow agent under the terms of the Stock Escrow Agreement. The Stock Escrow Agreement shall terminate on the earlier of (a) three years from the date of that agreement (i.e., December 16, 1996) or (b) the date on which all obligations and liabilities of the Company to BOCP II are paid in full. During the term of the Stock Escrow Agreement, Operating Management shall retain and exercise all voting rights with respect to the Shares and receive all cash and other dividends which are properly declared and paid by the Company with respect to the Shares. The Stock Escrow Agreement also provides that, upon release of any of Operating Managements' stock certificates, those certificates shall be pledged to the Company to secure the payment by members of Operating Management of any obligations owing by them to the Company under the promissory notes executed in connection with their purchase of Shares.


                        ELECTION OF DIRECTORS

     Under the Company's Code of By-Laws, as amended, the Company's Board of Directors is divided into three separate classes of directors whose terms expire at different times, but with no term extending beyond three years. The By-Laws require that the number of directors shall not be less than two nor more than nine.

     The Board of Directors amended the Code of By-Laws to reduce the number of directors from nine directors to eight directors, effective with the 1994 Annual Meeting of Shareholders. On August 18, 1994, the Board of Directors again amended the Company's Code of By-Laws to increase the number of directors from eight to nine with the ninth director being placed in the First Class with its term expiring in 1997. Stephen M. Huse was elected to fill the vacancy. In connection with that amendment, the Board classes of directors are now organized as follows:

          Class of                 Name of                       Terms
          Directors                Directors                     Expire
          _________                _________                     ______

          First Class              Mark D. Carney                 1997
          (Three Directors)        Stephen M. Huse
                                   Richard E. Shank

          Second Class             Bo L. Hagood                   1995
          (Three Directors)        David R. Miller
                                   Orus E. Weaver

          Third Class              John D. Bontreger              1996
          (Three Directors)        George A. Morton
                                   Richard L Russell

     If any of the nominees elected as directors at the 1995 Annual Shareholders' Meeting shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the person named in the proxies. Management has no reason to believe that any nominee will be unable to serve.

     The names, ages, principal occupations and tenures as director of each of the nominees, are set forth below:

                     DIRECTORS STANDING FOR ELECTION
                 FOR A THREE YEAR TERM EXPIRING MAY 1988
Nominee and Principal
Occupation (Age)              Office Held             Elected as Director
________________              ___________             ___________________
Orus E. Weaver                Director                09/23/78
Independent Life
Insurance
Broker (Age 71)

Bo L. Hagood                  Vice President          11/17/93
Vice President Hotel          Hotel Operations
Operations of Signature       and Director
Inns, Inc. (Age 45)

David R. Miller               Secretary and           09/23/78
Secretary and Executive       Director
Director of Sales &
Marketing of Signature
Inns, Inc. (Age 53)

                          DIRECTORS CONTINUING IN OFFICE
Names and Principal
Occupations (Ages)          Office Held            Elected as Director     Term Expires
__________________          ___________            ___________________     ____________
John D. Bontreger,          President, Chief       03/31/78                05/18/96
President, Chief            Executive Officer
Executive Officer and       and Chairman of
Chairman of the Board       the Board
of Signature Inns, Inc.
(Age 46)

George A. Morton, Agri      Director               09/23/78                05/18/96
businessman (Age 58)

Richard L Russell,          Director               05/21/91                05/16/96
Executive Director,
Direct Regions National
Retail Hardware
Association (Age 59)

Mark D. Carney,             Vice President         11/17/93                05/16/97
Vice President Finance      Finance, CFO and
and Chief Financial         Director
Officer of Signature
Inns, Inc. (Age 38)

                          DIRECTORS CONTINUING IN OFFICE
                                   (Continued)

Names and Principal
Occupations (Ages)          Office Held            Elected as Director     Term Expires
__________________          ___________            ___________________     ____________

Stephen M. Huse,            Director               08/18/94                05/16/97
Chief Executive Officer,
Huse Food Group, Inc.
(Age 52)

Richard E. Shank,           Director               09/23/79                05/16/97
Real Estate Broker
with Dick Shank
Real Estate
(Age 62)

                       INFORMATION CONCERNING THE
                    BOARD OF DIRECTORS AND MANAGEMENT

A.    Nominees, Directors and Offices.
      _______________________________

      The foregoing lists of nominees and other directors constitute a complete listing of all the directors of the Company. The officers of the Company are John D. Bontreger, President and Chief Executive Officer, David R. Miller, Secretary and Executive Director of Sales and Marketing, Mark D. Carney, Vice President Finance and Chief Financial Officer, Bo L. Hagood, Vice President Hotel Operations and Martin D. Brew, Treasurer and Controller. Each member of the Board of Directors of the Company is also a member of the Board of Directors of the Company's three wholly owned subsidiaries, namely, Signature Securities Corporation, Signature Franchise Corporation and P & N Corporation. David R. Miller is the President and Secretary and Martin D. Brew is the Treasurer of Signature Securities Corporation. Messrs. Bontreger, Miller and Brew are the President, Secretary and Treasurer, respectively, of Signature Franchise Corporation and P & N Corporation.

B.    Family Relationships.
      ____________________

      No family relationship exists between any director or nominee for director and any other director or nominee for director or any executive officer of the Company.

C.    Other Directorships.
      ___________________

      Except for Mr. Huse, no director or nominee for director holds any directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or which is subject to the requirements of Section 15(d) of that Act or which is a company registered as an investment company under the Investment Company Act of 1940.

D.    Certain Proceedings.
      ___________________

      No officer, director or nominee for director, no affiliate thereof and no associate thereof was a party to any proceeding or the subject of any order, judgment or decree during the past five years which would be material to an evaluation of the ability or integrity or such nominee, nor has any such person been a party
      to any proceeding adverse to the Company or its subsidiaries or affiliates, or has had any material interest adverse to the Company or its subsidiary or affiliates.

E.    Control Persons.
      _______________

      Mr. Bontreger is a "control person" of the Company as defined under regulations promulgated by the Securities and Exchange Commission.

F.    Committees of the Board.
      _______________________

      1. Audit Committee. In December, 1992, the Board of Directors established an Audit Committee to meet as deemed necessary (a) to recommend to the Board of Directors the retention, from time to time, of independent auditing firms to be engaged by the Company, subject to shareholder ratification, (b) to coordinate the annual audit of the Company between management and the auditing firm, (c) to meet with the auditors at least two times during the year, including one meeting before the audit is commenced and one meeting following the completion of the audit and to meet at such other times as the Board of Directors, in its discretion, directs or as the Committee, itself, determines. Committee members serve one year terms from one annual shareholders' meeting to the next. Current members of the Audit Committee are Richard E. Shank, Chairman, and Orus E. Weaver.
The Audit Committee met twice during the year ended December 31, 1994.

      2. Compensation Committee. In December, 1992, the Company's previous "Compensation and Finance Committee" was reconstituted and renamed the "Compensation Committee." The Compensation Committee was reconstituted as such with the same members serving until the next annual meeting of shareholders. The members of the Compensation Committee serve from year to year from one annual meeting of shareholders to the next. The purposes and functions of the Compensation Committee are to (a) develop and recommend to the Board of Directors for approval a compensation plan for the president/chief executive officer and all other individuals within the Company who are designated as "senior management," (b) review benefit and bonus plans and other corporate perquisites on an annual basis, (c) review and recommend to the Board suggested changes in compensation to be paid to outside members of the Board, and (d) review expense reimbursement policies of the Company as they pertain to directors, management and other employees. The Compensation Committee meets as determined necessary by the Board or by the Committee. Current members of the Compensation Committee are George A. Morton, Chairman, Richard E. Russell, and John D. Bontreger. The Compensation Committee met twice during the year ended December 31, 1994.

G.    Number of Meetings.
      __________________

      During 1994, the Board of Directors of the Company held a total of six regular scheduled and special meetings. All directors listed above attended at least 75% of those meetings.

H.    Certain Reports Not Timely Filed.
      ________________________________

      A report required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 1994, was inadvertently not filed on a timely basis for Messrs. Morton, Shank, Russell, Weaver, and Brew. These reports were subsequently filed.

I.    Officers/Directors Business Background.
      ______________________________________

      A brief description of the business background and experience of each officer and director is as follows:

JOHN D. BONTREGER, 46               President, Chief Executive Officer
                                    and Chairman of the Board

      Mr. Bontreger has served as President, Chief Executive
Officer and Chairman of the Board of Signature Inns, Inc. since the Company's inception on March 31, 1978.


DAVID R. MILLER, 53                 Secretary, Executive Director of
                                    Sales and Marketing and Director

      Mr. Miller has been employed by Signature Inns, Inc. since August 1978 and has served as the Secretary (and Treasurer until May 1986) of the Company since September, 1978. Since June 1984, he has been President of Signature Securities Corporation. Since 1990, Mr. Miller has been the Executive Director of Marketing responsible for hotel room sales programs and the central reservation system.


MARK D. CARNEY, 38                  Vice President Finance, Chief
                                    Financial Officer and Director

      Mr. Carney joined Signature Inns, Inc. in September 1992.
Mr. Carney has 13 years experience with the public accounting firm KPMG Peat Marwick in its real estate, hospitality and financial institution practices. He received his CPA certification in 1982.


BO HAGOOD, 45                       Vice President Hotel Operations and
                                    Director

      Mr. Hagood has been employed by Signature Inns, Inc. since December 1980 starting as General Manager. In January 1984, he was promoted to Director of Hotel Operations and then to Vice President Hotel Operations in 1987. Mr. Hagood has been in the hospitality industry for over 20 years. Prior to Signature Inns, Mr. Hagood managed several hotels for national chains.


MARTIN D. BREW, 34                  Treasurer and Controller

      Mr. Brew has been employed by Signature Inns, Inc. since April 1986. In December 1987, Mr. Brew assumed the position of Controller and additionally, in April 1992, he began serving as Treasurer. Prior to his employment with Signature Inns, Mr. Brew worked four years with the public accounting firm KPMG Peat Marwick. He received his CPA certification in 1985.


ORUS E. WEAVER, 71                  Director

      Mr. Weaver has been an independent life insurance broker since 1981 and previously assisted in the sale of securities of Signature Inns, Inc. in various capacities. Mr. Weaver has been a member of the National Association of Life Underwriters for almost twenty years.

GEORGE A. MORTON, 58                Director

      Mr. Morton has been part owner of Morton Farms, Inc. since 1962, and serves as Vice President and Secretary of that company. From April 1987 to January 1989, Mr. Morton served as Deputy Commissioner of Agriculture for the State of Indiana. He served as the Indiana Director of Farmers Home Administration from 1989 to 1993.


RICHARD E. SHANK, 62                Director

      Mr. Shank has been self-employed in the real estate business since 1961. Mr. Shank was an elected representative in the Indiana General Assembly for 21 years, and was a State Senator from 1976 to 1987. He served as Executive Director of the Indiana Professional Licensing Agency during 1988.


RICHARD L RUSSELL, 59               Director

      Mr. Russell has been the Executive Director, Direct Regions of the National Retail Hardware Association, and has been involved in the hardware industry for nearly thirty years. He has also served as President or director of several community and civic organizations.


STEPHEN M. HUSE, 52                 Director

      Mr. Huse has been President and Chief Executive Officer, Huse Food Group, Inc., in Bloomington, Indiana, since 1986. Mr. Huse is also a director of Marsh Supermarkets, Inc., Society National Bank, Central Indiana District, Indianapolis, Indiana, and Griner Engineering, Inc., Bloomington, Indiana.


                         EXECUTIVE COMPENSATION

                    Executive Compensation Philosophy
                    _________________________________

      The Company believes that the primary objectives of the Company's executive compensation policies should be:

      * To attract and retain talented executives by providing compensation that is, overall, competitive with the compensation provided to executives at companies of comparable size and position, while maintaining compensation within levels that are consistent with the Company's business plan, financial objectives and operating performances;

      * To provide appropriate incentives and rewards for executives to work toward and achieve the Company's annual cash flow budgetary targets established in the Company's business plan; and

      * To align the interest of executives with those of shareholders by providing long term incentive compensation through stock options and other forms of stock ownership.

      The Company believes that executive compensation policies should be reviewed annually when the financial results of the Company's prior fiscal year become available. The policies are reviewed in light of their consistency with the Company's financial performance, its business plan, as well as the
      compensation policies of companies similar in size and complexity in the geographic area in which the Company operates. Factors unique to the Company are also taken into consideration.
Additionally, in establishing and reviewing executive compensation, the performance of the individual executive is considered.

      The Company believes the compensation of the executive officers should be comprised of (1) base compensation, (2) annual incentive compensation, and (3) long term compensation. The Company believes that base compensation is currently set at levels competitive with executives with similar responsibilities at other companies similar in size and complexity.

      In order to continue to attract and retain talented executives, the Company must adhere to competitive compensation policies and programs, including annual incentive compensation linked to operating performance. During the past two years, incentive compensation has been utilized to retain management, provide motivation, and move the Company in a positive financial direction. Bonuses have been awarded to executives based upon the level of achievement of targeted cash flow of the Company, other specific objectives, and the level of individual responsibility and achievement.

      The Company believes that an integral part of the executive compensation policies should be long term incentive through equity based compensation which encourages and creates ownership of the Company stock by its executives, thereby aligning executives' long term interests with those of shareholders.
While the Company has not granted stock options to executives under its stock option plan during the past several years, the Company believes that significant stock ownership by management is a major incentive in building shareholder value. Therefore, the Company will continue to review and utilize stock options and other vehicles to provide long term incentive compensation.

      The Company believes that the above philosophy furthers the interests of the shareholders since a significant part of executive compensation is based upon obtaining results that increase the value of the Company and are beneficial to all shareholders.

                      Summary Compensation Table(1)
                      _____________________________
Name and                   Year
Principal                  Ended                 Annual Compensation
Position                   December 31          Salary ($)  Bonus ($)
________                   ___________          __________  _________
John D. Bontreger          1994                  141,901      77,768
President & CEO            1993                  136,250        -
                           1992                  130,000        -

Mark D. Carney             1994                   85,782      47,003
V.P. Finance & CFO         1993                   80,337       3,000
                           1992                   18,750(2)     -

Bo Hagood                  1994                   85,792      47,003
V.P. Hotel Operations      1993                   82,212       7,787
                           1992                   75,000      15,451

                      Summary Compensation Table(1)
                      _____________________________
                             (Continued)

Name and                   Year
Principal                  Ended                 Annual Compensation
Position                   December 31          Salary ($)  Bonus ($)
________                   ___________          __________  _________

David R. Miller            1994                   72,795      28,487
Secretary, Executive       1993                   69,808       3,330
Director of Sales          1992                   65,000       7,150
and Marketing

<F1>
     (1) Columns regarding long-term and all other compensation have been omitted pursuant to the instructions to Reg. Section 228.402(a), because there has been no compensation awarded to, earned by, or paid to any of the named executives required to be reported in those columns in any fiscal year covered by this Table.

<F2>
     (2)  Partial year.

     There have been no options granted to named executive officers since October 1989. The following table sets forth information regarding the unexercised options held at December 31, 1994, by the executive officers named in the Summary Compensation Table. Mr. Hagood and Mr. Miller were the only executive officers identified in the Summary Compensation Table with Unexercised Options at December 31, 1994.

                  Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                        _________________________________
                                    Number of Securities
                                    Underlying Unexercised              Value of Unexercised
                                    Options (#); Exercisable/           In-the-Money Options ($)
Name                                Unexercisable                       Exercisable/Unexercisable
____                                _________________________           _________________________
Bo Hagood                           10,000 Exercisable/                 -0-
V.P. Hotel Operations               -0- Unexercisable

David R. Miller                     10,000 Exercisable/                 -0-
Secretary, Executive                -0- Unexercisable
Director of Sales
and Marketing

                       Employment Contracts
                       ____________________

      The Company has employment contracts with John D. Bontreger, Bo L. Hagood, Mark D. Carney, David R. Miller, Martin D. Brew and Paul A. Taylor. The employment contracts were entered into in December 1993 and provide for base salaries of the officers/employees, plus bonuses, as determined annually by the Company's Board of Directors. In addition, the employment contracts provide for the payment of other customary fringe benefits, including medical, life and disability insurance premiums. Mr. Bontreger's contract expires in December 1996.
The current terms of Messrs. Hagood and Carney's contracts expire
      in December 1995.  The current term of Mr. Miller's contract expires in May 1995. The current terms of Messrs. Brew and Taylor's contracts expire in December 1995. Messrs. Bontreger, Carney, and Hagood's contracts are renewable for additional terms equal to one-half the length of the initial terms. Messrs. Miller, Brew, and Taylor's contracts are renewable for one additional term of one year and subsequent terms of six months. The contracts are not terminable by the Company except upon "just cause" as defined in the contracts.

      In the event the Company terminates an officer/employee's employment without "just cause," or in the event an officer/employee resigns "with just cause" (i.e., where the Company materially breaches the agreement), the officer/employee is entitled to receive from the Company lump sum severance payments equal to a multiple of yearly "regular compensation," as defined in the contracts. In such events, Mr. Bontreger would receive severance benefits equal to three times his "regular compensation," Messrs. Hagood and Carney would receive severance benefits equal to two times such compensation, Mr. Miller would receive severance benefits equal to one and one-half times such compensation, and Messrs. Brew and Taylor would each receive severance benefits equal to one time such compensation.

      In the event of the termination of an employment contract by the Company "for just cause" or a resignation by an officer/employee "without just cause" the severance benefits would not be payable. In addition, in the event the Company terminates an employment contract for "just cause" or the officer/employee resigns "without just cause," the officer/employee must abide by certain restrictive, non-compete provisions for the same period as the then current term of the contract.


                     COMPENSATION OF DIRECTORS

      The following fees and expense reimbursement arrangements are effective for each member of the Board of Directors and the two Committees of the Board who is not an employee of the Company
(an "Outside Director") for all meetings held on and after January 1, 1995:

      (a) Each outside Board member shall be paid a retainer of $5,000 per year, payable in quarterly installments of $1,250;

      (b) In addition to the retainer, each Outside Director shall receive a fee of $600 per Board meeting attended (other than telephonic Board meetings which are covered by the retainer);

      (c) Each Outside Director shall receive a fee of $600 for each Committee meeting which such Board member attends, unless such Committee meeting is held "in conjunction with" a Board meeting, in which event, the fee for each outside Board member shall be $300;

      (d) In addition, Outside Directors shall also be reimbursed for reasonable costs and expenses, including travel and hotel bills, incurred by them in connection with their attendance at any Board or Committee meeting.

In addition to the foregoing, directors are holders of Signature
VIP cards, which entitle them and their immediate families to complimentary room accommodations at any Signature Inn hotel.


                         OTHER INFORMATION

      Except for the promissory notes executed and delivered to the Company by members of Operating Management in connection with their purchase of shares in 1994, as described above, no loans have ever been made by the Company or its subsidiaries to any officer or director of the Company.

           APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has proposed and recommends to the shareholders confirmation of the appointment of the firm of KPMG Peat Marwick LLP ("KPMG"), certified public accountants, as independent auditors to make an audit of the financial statements of the Company for the fiscal year ending December 31, 1995, and to provide such other accounting services as may be considered necessary by the officers of the Company. KPMG has been the Company's auditor since 1984. Representatives of KPMG will be present at the meeting and shall have the opportunity to make a statement if they desire to do so, and respond to appropriate questions.

      The affirmative vote of the holders of a majority of the Company's common stock present at the meeting and entitled to vote thereon is required to approve the appointment of the independent auditors.


              MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 1994, is set forth in full in the Company's 1994 Annual Report to Shareholders which accompanies this Proxy Statement, and is incorporated herein by reference.


                     PROPOSALS OF SHAREHOLDERS

      Certain regulations of the Securities and Exchange Commission require that, in the event an eligible shareholder of the Company timely notifies the Company of his intention to present a proper proposal for action at a forthcoming shareholders' meeting, the Company include the proposal in its proxy statement, identify it in its form of proxy and provide the shareholders an opportunity to vote in respect to the proposal. Any proposal which a shareholder intends to present at the Company's 1995 Annual Shareholders' Meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting not less than 120 days in advance of the release of such proxy statement and form of proxy. The Company's proxy statement and form of proxy are typically mailed to the shareholders on or about April 14, and accordingly, proposals with respect to the May 14, 1996 annual meeting must be received no later than December 14, 1995.


                          OTHER BUSINESS

      Management knows of no business which will be presented for consideration other than the matters described in the Notice of Annual Meeting of Shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.


                           ANNUAL REPORT

      The 1994 Annual Report of the Company, including audited financial statements is hereby incorporated in its entirety herein by reference and is being mailed with this Proxy
Statement.



April 13, 1995

                          INDEX TO EXHIBIT

Annual Report to Shareholders . . . . . . . . . . . .  Exhibit 99

                      APPENDIX:  FORM OF PROXY


                        SIGNATURE INNS, INC.

              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MAY 16, 1995

         THIS PROXY IS SOLICITED BY THE COMPANY'S MANAGEMENT
                 ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints JOHN D. BONTREGER, or any other corporate executive officer, the proxy for the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of common stock of SIGNATURE INNS, INC. (the "Company") held in the name of the undersigned at the close of business on April 4, 1995, at the annual meeting of the shareholders of the Company, to be held at the Ritz Charles, 12156 North Meridian Street, Carmel, Indiana, and any adjournments thereof, with all the powers the undersigned would have if personally present as follows:

1. To elect three directors to serve for terms of three years each:

    Nominees:  Orus E. Weaver, Bo L. Hagood, David R. Miller

    /_/  Vote for all nominees listed above
    /_/  Vote withheld for all nominees listed above
    /_/  Vote for all nominees listed above except
         _________________________________________

2. To ratify the selection of KMPG Peat Marwick LLP as independent auditors of the Company for the 1995 fiscal year:

    /_/  FOR        /_/  AGAINST        /_/  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment or postponement thereof.

WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AS DIRECTORS OF THE COMPANY AND "FOR" PROPOSAL
NO. 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

                             (FOLD HERE)

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, the Proxy Statement furnished therewith, and the Annual Report of the Company for the fiscal year ended December 31, 1994. Any proxy heretofore given to vote the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

Date ________________________, 1995

The signature(s) must agree with the name(s) on your stock certificate.

                              _______________________________________
                              Print Name of Shareholder


                              _______________________________________
                              Signature


                              _______________________________________
                              Print Shareholder Name if held jointly


                              _______________________________________
                              Signature if held jointly

      Please fill in, sign, and return this proxy in the enclosed envelope. When Signing as Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If signer is a corporation, please sign the full corporate name by authorized officer. Joint owners should sign individually.